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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) -February 9, 1999

                                 ---------------


                             DUKE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


        North Carolina                 1-4928              56-0205520

 (State or other jurisdiction     (Commission File        (IRS Employer
      of incorporation)                Number)         Identification No.)

               526 South Church Street
              Charlotte, North Carolina                    28201-1006
       (Address of principal executive offices)            (Zip Code)


                                  (704) 594-6200
               (Registrant's telephone number, including area code)


                                 ---------------

                                 Not applicable
             (Former name or address, if changed since last report)

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


Item 5.  Other Events.

      On February 9, 1999, the management committee of Duke Energy's board of directors, pursuant to authorization by the corporation's board, authorized the execution of the rights agreement with The Bank of New York, as rights agent, establishing the corporation's shareholder rights plan. Duke Energy executed the rights agreement on that date. The management committee also fixed February 22, 1999, as the record date for a dividend distribution pursuant to the plan of one right to purchase a unit of the corporation's preference stock for each share of the corporation's common stock outstanding at the close of business on the record date.

      The North Carolina Utilities Commission authorized the shareholder rights plan on January 19, 1999. The Public Service Commission of South Carolina authorized the shareholder rights plan on January 26, 1999.

Item 7.  Financial Statements and Exhibits.

      (c)   Exhibits

            4.1. Rights Agreement, dated as of December 17, 1998, between Duke Energy Corporation and The Bank of New York, as Rights Agent. The Rights Agreement includes the Form of Articles of Amendment with respect to the Series A Participating Preference Stock as Exhibit A, the Form of Rights Certificate as Exhibit B and the Summary of Rights as Exhibit C.


            99.1 Duke Energy Press Release, dated February 9, 1999, announcing execution of Duke Energy's shareholder rights plan and fixing of a record date for a dividend distribution pursuant to the Rights Agreement.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DUKE ENERGY CORPORATION



                                    By:
                                          Name:  Richard J. Osborne
                                          Title: Executive Vice President
                                                 and Chief Financial Officer


Dated:  February 11, 1999

                                  EXHIBIT INDEX


Exhibit No.                   Description
-----------                   -----------


    4.1 Rights Agreement, dated as of December 17, 1998, between Duke Energy Corporation and The Bank of New York, as Rights Agent. The Rights Agreement includes the Form of Articles of Amendment with respect to the Series A Participating Preference Stock as Exhibit A, the Form of Rights Certificate as Exhibit B and the Summary of Rights as Exhibit C.


   99.1 Press Release, dated February 9, 1999, announcing execution of the shareholder rights plan and fixing of a record date for a dividend distribution pursuant to the Rights
            Agreement.



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